                                 SCHEDULE 14A
                                (RULE 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Soliciting Material Pursuant to Section 14a-11(c) or Rule 14a-12

                            HF Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]
                            -----------------------
                                FINANCIAL CORP.

                                 P.O. BOX 5000
                     SIOUX FALLS, SOUTH DAKOTA  57117-5000
                   PHONE (605) 333-7556 * FAX (605) 333-7621

                                October 15, 1998

Dear Fellow Stockholder:

    On behalf of the Board of Directors of HF Financial Corp., I cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held at 2:00 p.m., Sioux Falls, South Dakota time, on November 18, 1998, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota.

    Stockholders are being asked to vote upon the election of two directors of the Corporation, the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 5,000,000 to 10,000,000, and to ratify the appointment of McGladrey & Pullen, LLP as auditors for the Corporation. Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director, FOR the amendment to the Certificate of Incorporation, and FOR the ratification of McGladrey & Pullen, LLP.

    I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting. The Notice of Annual Meeting, this Proxy Statement and the form of proxy are first being mailed to stockholders of the Corporation on or about October 15, 1998.

    Thank you for your attention to this important matter.

                                          Very truly yours,

                                          /s/ Curtis L. Hage

                                          CURTIS L. HAGE
                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                               HF FINANCIAL CORP.
                             225 SOUTH MAIN AVENUE
                        SIOUX FALLS, SOUTH DAKOTA 57104

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1998

                            ------------------------

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of HF Financial Corp. (the "Corporation") will be held at 2:00 p.m. Sioux Falls, South Dakota time, on November 18, 1998, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota.

    A proxy card and a Proxy Statement for the Meeting are enclosed along with the 1998 Annual Report to Stockholders. The Meeting is for the purpose of considering and acting upon:

    1.  The election of two directors of the Corporation;

    2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 5,000,000 to 10,000,000 shares;

    3. The ratification of the appointment of McGladrey & Pullen, LLP as auditors of the Corporation for the fiscal year ending June 30, 1999; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 30, 1998, are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

    A complete list of stockholders entitled to vote at the Meeting is available for examination by any Stockholder, for any purpose germane to the Meeting, between 9:00 A.M. and 3:00 P.M. on days which the Corporation is open for business, at the main office of the Corporation located at 225 South Main Avenue, Sioux Falls, South Dakota for a period of twenty days prior to the meeting.

    You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postpaid return envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          By Order of the Board of Directors,

                                          /s/ Donald F. Bertsch

                                          DONALD F. BERTSCH
                                          SECRETARY

Sioux Falls, South Dakota
October 15, 1998

--------------------------------------------------------------------------------

IMPORTANT: THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

--------------------------------------------------------------------------------

                               HF FINANCIAL CORP.
                             225 SOUTH MAIN AVENUE
                        SIOUX FALLS, SOUTH DAKOTA 57104

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 18, 1998

                            ------------------------

INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HF Financial Corp. (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota, on November 18, 1998, at 2:00 p.m., Sioux Falls, South Dakota time, and at all adjournments or postponements of the Meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about October 15, 1998. Certain of the information provided herein relates to Home Federal Savings Bank ("Home Federal" or the "Bank"), a wholly owned subsidiary and the primary operating entity of the Corporation.

    At the Meeting, the stockholders of the Corporation are being asked to consider and vote upon the election of two directors of the Corporation, the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 5,000,000 to 10,000,000, and a proposal to ratify the appointment of McGladrey & Pullen, LLP as the Corporation's independent auditors for the fiscal year ending June 30, 1999.

    The close of business on September 30, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments thereof. Only stockholders of record at that time are entitled to notice of and to vote at the Annual Meeting. The total number of shares of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") outstanding on the Record Date was 4,283,958, which are the only securities of the Corporation entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote on all matters to be voted on at the Annual Meeting for each share of Common Stock held in the stockholder's name as of the Record Date.

VOTING RIGHTS AND PROXY INFORMATION

    All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. The Corporation does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

    If no instructions are indicated, properly executed proxies will be voted FOR election of the nominees for director named herein and FOR the amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 5,000,000 to 10,000,000 and FOR the proposal to ratify the appointment of McGladrey & Pullen, LLP. Proxies marked as abstaining with respect to a proposal have the same effect as votes against the proposal. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter. One-third of the shares of the Corporation's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting.

    A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Corporation at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Donald F. Bertsch, Secretary, HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota 57104.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The following table sets forth certain information regarding ownership of the Common Stock as of September 15, 1998, by (i) each person known to the Corporation to own beneficially more than 5% of the Common Stock, (ii) each director of the Corporation, (iii) each officer named in the executive compensation table on page 6 of this Proxy Statement, and (iv) all directors and officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

                                                                          AMOUNT AND NATURE OF     PERCENTAGE OF
BENEFICIAL OWNER                                                          BENEFICIAL OWNERSHIP   OUTSTANDING STOCK
------------------------------------------------------------------------  --------------------  -------------------
Jeffrey L. Gendell .....................................................          397,200                 9.27%
 Tontine Partners, L.P.
 31 West 52nd Street, 17th Floor
 New York, New York 10019(1)

John T. Vucurevich .....................................................          298,912                 6.98%
 629 Quincy Street
 PO Box 170
 Rapid City, SD 57709(2)

HF Financial Corp. .....................................................          274,337                 6.40%
 Employee Stock Ownership Plan
 225 South Main Avenue
 Sioux Falls, South Dakota 57104(3)

Curtis L. Hage, Chairman, President and Chief Executive Officer and
 Director(4)............................................................          199,952                 4.57%

Gene F. Uher, Executive Vice President and Chief Operations
 Officer(5).............................................................           14,414                *

Donald F. Bertsch, Senior Vice President and Chief Financial
 Officer(6).............................................................           39,426                *

Michael H. Zimmerman, Senior Vice President and Senior Retail Lending
 Officer(7).............................................................            2,786                *

Mark S. Sivertson, Senior Vice President and Trust Officer(8)...........            6,073                *

Paul J. Hallem, Director(9).............................................           56,690                 1.32%

Robert L. Hanson, Director(9)...........................................           23,084                *

                                                                          AMOUNT AND NATURE OF     PERCENTAGE OF
BENEFICIAL OWNER                                                          BENEFICIAL OWNERSHIP   OUTSTANDING STOCK
------------------------------------------------------------------------  --------------------  -------------------
Kevin T. Kirby, Director................................................           16,493                *

JoEllen G. Koerner, Director............................................            1,643                *

Jeffrey G. Parker, Director(9)..........................................           17,084                *

Wm. G. Pederson, Director...............................................            2,993                *

Thomas L. Van Wyhe, Director............................................            2,993                *

Directors and executive officers as a group (18 persons)(10)............          431,936                 9.79%

*Indicates individual owns less than one percent of outstanding shares of Common Stock.

------------------------------

 (1) The above information regarding beneficial ownership by Mr. Jeffrey L. Gendell is as reported in a Schedule 13D dated October 29, 1997.

 (2) The above information regarding beneficial ownership by Mr. John T. Vucurevich is as reported in a Schedule 13D dated March 30, 1998.

 (3) Includes 180,666 shares allocated to the individual accounts of employees, officers and directors, with respect to which such individuals are deemed to have sole voting and no investment power. Each participant may instruct the Employee Stock Ownership Plan ("ESOP") trustee, Firstar Bank of Minnesota, N.A., as to the voting of the shares allocated to such participant's account under the ESOP. Unallocated shares and shares for which voting instructions are not received shall be voted by the ESOP trustee in the same ratio as the shares with respect to which instructions are received. The ESOP trustee may be deemed under applicable regulations to "beneficially own" the 93,671 shares owned by the ESOP, which have not been allocated to participants.

 (4) Includes 103,075 shares held directly or held by certain members of Mr. Hage's family, with respect to which shares Mr. Hage may be deemed to have sole or shared voting and/or investment power. Also includes awards of 88,255 shares subject to options granted to Mr. Hage under the Corporation's 1991 Stock Option and Incentive Plan (the "Stock Option Plan") and 8,622 shares allocated to Mr. Hage's account under the ESOP.

 (5) Includes 10,886 shares held directly by Mr. Uher with sole voting and/or investment power. Also includes awards of 2,584 shares subject to options granted to Mr. Uher under the Stock Option Plan and 944 shares allocated to Mr. Uher's account under the ESOP.

 (6) Includes 34,489 shares held directly by Mr. Bertsch with sole voting and/or investment power. Also includes awards of -0- shares subject to options granted to Mr. Bertsch under the Stock Option Plan and 4,937 shares allocated to Mr. Bertsch's account under the ESOP.

 (7) Includes -0- shares held directly by Mr. Zimmerman with sole voting and/or investment power. Also includes 1,629 shares subject to options granted to Mr. Zimmerman under the Bank's Stock Option Plan. Also includes 1,157 shares allocated to Mr. Zimmerman's account under the ESOP.

 (8) Includes 2,580 shares held directly by Mr. Sivertson with sole voting and/or investment power. Also includes 1,752 shares subject to options granted to Mr. Sivertson under the Bank's Stock Option Plan. Also includes 1,741 shares allocated to Mr. Sivertson's account under the ESOP.

 (9) Includes options granted under the Stock Option Plan as follows:
     Hallem--4,038; Hanson--10,191; and Parker--10,191.

 (10) Includes 18 executive officers and directors as a group. Includes 274,203 shares held directly or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and investment power as well as 127,541 shares subject to options granted under the Stock Option Plan, which are currently exercisable and 30,192 shares allocated under the ESOP.

                       PROPOSAL I--ELECTION OF DIRECTORS

    The Corporation's Board of Directors currently consists of eight members, seven of which were elected by the shareholders. The Board is divided into three classes, one class of the directors is elected annually. Directors of the Corporation are generally elected to serve for a three-year term or until their respective successors are elected and qualified. All nominees have agreed to stand for election at the annual meeting. If, prior to the annual meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

    The principal occupation and business experience for the last five years and certain other information with respect to each nominee for election as a director and the other directors of the Corporation are set forth below. The information concerning the nominees and the continuing directors has been furnished by them to the Corporation.

INFORMATION ABOUT NOMINEES

    ROBERT L. HANSON, age 52, a Class II Director, is Chief Executive Officer of Harold's Photo Centers located in Sioux Falls, South Dakota, a position he has held since 1980.

    KEVIN T. KIRBY, age 44, a Class II Director, was elected on August 28, 1997, by the Corporation's Board of Directors to fill a vacancy created by the resignation of former director Linda Laskowski. Mr. Kirby is President of Kirby Investment Corp., Sioux Falls, South Dakota, a private investment firm. He has held this position since 1993. Mr. Kirby has been employed as the Executive Vice President and Chief Investment Officer for Western Surety Company from 1985-1993 and the President of Western Surety Life Insurance Company from 1979-1985.

INFORMATION ABOUT CONTINUING DIRECTORS

    CURTIS L. HAGE, age 52, a Class III Director, is Chairman, President and Chief Executive Officer of the Corporation. Mr. Hage was elected Chairman of the Board of Directors of the Corporation in September 1996 and has held the position of President and Chief Executive Officer of the Corporation since February 1991. Mr. Hage joined the Bank in 1968 and served in various capacities prior to being elected its Executive Vice President in 1986. He was elected to the Board of Directors of the Bank in October 1986.

    PAUL J. HALLEM, age 72, a Class I Director, is currently retired. Prior to his retirement in February 1991, Mr. Hallem was President and Chief Executive Officer of Home Federal Savings Bank, a position he had held since 1986. Mr. Hallem has over 39 years of experience in the

    JOELLEN G. KOERNER, PH.D., age 52, a Class I Director, is the Senior Partner of JoEllen Koerner and Associates, a position she has held since the organization was formed in 1998. Previously, Dr. Koerner was the Senior Vice President/Patient Services of Sioux Valley Hospitals and Health System, Sioux Falls, South Dakota, a health care services provider.

    JEFFREY G. PARKER, age 51, a Class III Director, is President and Chief Executive Officer of Parker Transfer and Storage, Inc., Sioux Falls, South Dakota, a moving and storage company. He has held his current position since 1969.

    WM. G. PEDERSON, age 42, a Class I Director, is Owner, Chairman and Chief Executive Officer of PAM Oil, Inc., Sioux Falls, South Dakota, a wholesale distributor of automotive products. He has held his current position since 1986 and has been with PAM Oil, Inc. since 1978.

    THOMAS L. VAN WYHE, age 48, a Class III Director, is President of JSI Trane, Sioux Falls, South Dakota, an air conditioning and heating sales and service company. He has been employed in various capacities by that organization since 1973 and has held his present position since 1994.

    The Board of Directors of the Bank is currently comprised of the same eight members as the Board of Directors of the Corporation. Because the Corporation owns all of the issued and outstanding shares of capital stock of the Bank, the Corporation elects the directors of the Bank.

MEETINGS OF THE BOARD OF DIRECTORS, COMMITTEES AND COMPENSATION

    MEETINGS AND COMPENSATION OF THE CORPORATION'S BOARD OF DIRECTORS. Meetings of the Corporation's Board of Directors are generally held on a quarterly basis. The Board of Directors met seven times during fiscal 1998. During fiscal 1998, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served. In fiscal 1998, non-employee directors received an aggregate of 915 shares of restricted common stock pursuant to the 1996 Director Restricted Stock Plan and a $300 fee for attendance at committee meetings of which they are a member. Employee directors receive no fees for their services as a director.

    COMMITTEES OF THE CORPORATION. The Board of Directors of the Corporation has standing Audit and Personnel, Compensation and Benefits Committees.

    The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Corporation are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Hallem (Chairman), Kirby, Parker, Pederson and Van Wyhe. The Audit Committee held three meetings in fiscal 1998.

    The Personnel, Compensation and Benefits Committee is composed of Directors Parker (Chairman), Hanson, Koerner and Pederson. The Personnel, Compensation and Benefits Committee is responsible for administering the Corporation's Stock Option Plan and reviews compensation and benefit matters. The Personnel, Compensation and Benefits Committee held four meetings during fiscal 1998.

    The entire Board of Directors acts as a Nominating Committee for selecting nominees for election as directors. While the Board of Directors of the Corporation will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Corporation's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Corporation at least 30 days before the date of the Meeting.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation paid by Home Federal for services in all capacities rendered during the three fiscal years ended June 30, 1996, 1997 and 1998 to the Corporation's Chief Executive Officer, the Chief Operations Officer, the Chief Financial Officer, the Senior Vice President/Senior Retail Lending Officer and the Senior Vice President/Trust Officer for fiscal year ended June 30, 1998. The Corporation's Officers do not receive any cash compensation from the Corporation for their services performed in their capacities as officers of the Corporation.

                                                                     LONG TERM COMPENSATION AWARDS
                        ANNUAL COMPENSATION                                                                           INTEREST
-------------------------------------------------------------------  ------------------------------    ALL OTHER      EARNED ON
                                                SALARY               RESTRICTED STOCK    OPTIONS/    COMPENSATION     DEFERRED
NAME AND PRINCIPAL POSITION          YEAR        ($)      BONUS ($)    AWARD(S) ($)      SARS (#)         ($)       COMPENSATION
---------------------------------  ---------  ----------  ---------  -----------------  -----------  -------------  -------------
Curtis L. Hage, Chairman,               1998  $  206,000  $  59,542            -0-          15,385     $  10,307(1)   $   3,359(6)
  President and Chief                   1997  $  200,000  $  52,912            -0-          10,975     $   8,982(1)   $     926(6)
  Executive Officer                     1996  $  180,000  $  18,864            -0-             -0-     $   9,445(1)   $     -0-
Gene F. Uher, Executive                 1998  $  140,000  $  40,404            -0-           2,154     $  28,585(2)   $      58(6)
  Vice President and Chief              1997  $   46,667  $   8,185            -0-             -0-     $   3,497(2)   $     -0-
  Operations Officer                    1996  $      -0-  $     -0-            -0-             -0-           -0-      $     -0-
Donald F. Bertsch, Senior               1998  $  112,000  $  22,243            -0-           4,986     $  16,302(3)   $     -0-
  Vice President and Chief              1997  $  108,000  $  17,836            -0-           3,658     $  13,499(3)   $     -0-
  Financial Officer                     1996  $  100,000  $  10,138            -0-             -0-     $  13,171(3)   $     -0-
Michael H. Zimmerman,                   1998  $   91,996  $  18,334            -0-           3,645     $   6,630(4)   $     -0-
  Senior Vice President and             1997  $   78,958  $  12,278            -0-           2,250           -0-      $     -0-
  Senior Retail Lending                 1996  $      -0-  $     -0-            -0-             -0-           -0-      $     -0-
  Officer
Mark S. Sivertson, Senior               1998  $   90,600  $  21,635            -0-           4,027     $   4,857(5)   $     -0-
  Vice President and Trust              1997  $   87,250  $  21,519            -0-           2,743     $   4,004(5)   $     -0-
  Officer                               1996  $   75,000  $  13,388            -0-             336     $   1,946(5)   $     -0-

------------------------------

(1) Includes $7,150 and $3,157 for 1998; $6,405 and $2,577 for 1997, and $5,850
    and $3,595 for 1996, which represents the Bank's contributions to the Pension Plan and the ESOP, respectively, on behalf of Mr. Hage.

(2) Includes $3,143 and $25,442 for 1998, and $-0- and $3,497 for 1997, which represents the Bank's contributions to the ESOP and housing expense on behalf of Mr. Uher.

(3) Includes $13,739 and $2,603 for 1998, $11,469 and $2,030 for 1997, and
    $10,641 and $2,530 for 1996, which represents the Bank's contributions to the Pension Plan and the ESOP, respectively, on behalf of Mr. Bertsch.

(4) Includes $4,542 for the Pension Plan and $2,088 for the ESOP for 1998, which represents the Bank's contributions on behalf of Mr. Zimmerman.

(5) Includes $2,688 and $2,169 for 1998, and $2,317 and $1,687 for 1997, which represents the Bank's contributions to the Pension Plan and the ESOP and $1,946 for the ESOP for 1996, which represents the Bank's contributions on behalf of Mr. Sivertson.

(6) Represents interest paid on behalf of Mr. Hage and Mr. Uher related to the Deferred Compensation Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants for the year ended June 30, 1998, to the named executive officers.

                                                           INDIVIDUAL GRANTS
                                          ----------------------------------------------------   POTENTIAL REALIZABLE
                                                         PERCENT OF                                VALUE AT ASSUMED
                                                       TOTAL OPTIONS                            ANNUAL RATES OF STOCK
                                                         GRANTED TO                             PRICE APPRECIATION FOR
                                            OPTIONS    EMPLOYEES AND    EXERCISE                    OPTION TERM(3)
                                            GRANTED     DIRECTORS IN    PRICE PER   EXPIRATION  ----------------------
NAME                                        (#)(1)     FISCAL YEAR(2)     SHARE        DATE         5%         10%
----------------------------------------  -----------  --------------  -----------  ----------  ----------  ----------
Curtis L. Hage..........................      15,385          22.10%    $   16.25     09/10/07  $  157,228  $  398,446
Gene F. Uher............................       2,154           3.09%    $   16.25     09/10/07  $   22,013  $   55,785
Donald F. Bertsch.......................       4,986           7.16%    $   16.25     09/10/07  $   49,422  $  125,244
Michael H. Zimmerman....................       3,645           5.23%    $   16.25     09/10/07  $   37,250  $   94,399
Mark S. Sivertson.......................       4,027           5.78%    $   16.25     09/10/07  $   41,154  $  104,293

------------------------------

(1) Such options are subject to a five-year vesting schedule with 20% of the grants vesting each year with Hage, Uher, Bertsch, Zimmerman and Sivertson beginning June 30, 1998.

(2) The Corporation granted options representing 69,629 shares to employees in fiscal 1998.

(3) These amounts are based on the assumed rates of appreciation as permitted by the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Common Stock.

AGGREGATE JUNE 30, 1998 OPTION VALUES

    The following table provides information regarding the number and value of options granted to the Corporation's Chief Executive Officer, Chief Operations Officer, Chief Financial Officer, Senior Vice President/Senior Retail Lending Officer and Senior Vice President/Trust Officer at June 30, 1998.

                                                                NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS AT           IN-THE-MONEY OPTIONS/
                                                                      FY-END (#)               SARS AT FY-END(1)
                                SHARES ACQUIRED     VALUE     --------------------------  ---------------------------
NAME                            ON EXERCISE (#)  REALIZED ($) EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
------------------------------  ---------------  -----------  -----------  -------------  ------------  -------------
Curtis L. Hage................           N/A            N/A       88,255        23,305    $  1,550,580   $   229,808
Gene F. Uher..................           N/A            N/A        2,584        10,339    $     24,111   $    96,497
Donald F. Bertsch.............           N/A            N/A       13,222         8,025    $    189,044   $    81,289
Michael H. Zimmerman..........           N/A            N/A        1,629         4,266    $     16,228   $    36,416
Mark S. Sivertson.............           300      $   3,177        1,752         5,004    $     17,134   $    43,786

------------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the closing price of $22.875 per share of the Common Stock as reported on the NASDAQ National Market System on June 30, 1998.

EMPLOYMENT AGREEMENTS

    On April 23, 1992, the Bank entered into employment agreements with Messrs. Hage and Bertsch. Amendments to those agreements were approved by the Board in July of 1995. The employment agreements as amended provide for annual base salaries as determined by the Board of Directors, which may be not less than the employee's salary as of April 8, 1992, as increased since that date. Salary increases are reviewed not less often than annually, and are subject to the sole discretion of the Board of Directors. Each employment agreement provides for an initial term of three years which, as of the end of each year, is extended for one additional year upon authorization by the Board of Directors. Each agreement addresses the employee's termination due to death, as well as termination for cause or due to certain other events specified by regulations of the Office of Thrift Supervision ("OTS"). The employment agreements as amended are terminable by the employees upon 90 days' prior written notice to the Bank. Each amended agreement provides for payment to the employee, in the event there is a change in control as defined in the agreements, of the Corporation or Home Federal, where employment terminates involuntarily in connection with such change in control or within 24 months thereafter. In such an event, the employee is entitled to payment of the remaining salary payable under the agreement, as well as certain benefits, plus a termination payment equal to 299% of the employee's compensation then in effect under the employment agreement, provided that payments under the agreement may not exceed an amount that would cause certain adverse tax consequences to the Bank and the employee under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Such termination payments are also provided on a similar basis in the event of a voluntary termination of employment due to a loss of the employee's status in connection with a change in control that was at any time opposed by the Bank's or the Corporation's Board of Directors. Assuming a change in control took place as of June 30, 1998, the aggregate amount payable to Mr. Hage and Mr. Bertsch, pursuant to this change in control provision would be approximately $546,273 and $299,976, respectively. The employment agreements provide for, among other things, participation in an equitable manner in employee benefits applicable to executive personnel. On December 10, 1997, the Board of Directors extended Mr. Hage's and Mr. Bertsch's amended employment agreements by one year to April 7, 2001.

    On March 3, 1997, the Bank entered into an employment agreement with Mr. Uher, and on April 8, 1998, the Bank entered into employment agreements with Mr. Zimmerman and Mr. Sivertson. The employment agreements provide for, among other things, an annual base salary and participation in bonus and benefit plans of the Bank in effect from time to time. The employment agreements provide for an initial term of three years which, as of the end of each year, is extended for one additional year unless terminated by the employee or the Bank. On December 10, 1997, the Board of Directors extended Mr. Uher's employment agreements by one year to March 7, 2001. Mr. Uher's employment may be terminated with or without cause, however if his termination is without cause, he is entitled to compensation and benefits through the remaining term of the agreement. Mr. Uher may terminate his employment agreement upon 90 days' prior written notice to the Bank. The employment agreements of Mr. Zimmerman and Mr. Sivertson are for employment at will, and either the employee or the Bank may terminate the agreement with or without cause upon one month's written notice.

    The Bank also entered into Change in Control Agreements with Messrs. Uher, Zimmerman and Sivertson. The agreements provide for certain payments to the employee where employment terminates involuntarily in connection with a change in control of the Corporation or the Bank, or in the event of a voluntary termination of employment due to a loss of the employee's status in connection with a change in control. In such an event, the employee is entitled to payment of the remaining salary payable under his employment agreement and the continuation of certain benefits. In addition, the employee receives a termination payment equal to 299% for Mr. Uher and Mr. Zimmerman, and 150% for Mr. Sivertson, of the employee's compensation then in effect under the employment agreement, provided that payments under the agreement may not exceed an amount that would cause certain adverse tax consequences to the Bank and the employee under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming a change in control took place as of June 30, 1998, the aggregate amount payable to Mr. Uher, Mr. Zimmerman, and Mr. Sivertson would be approximately $279,067, $255,576, and $106,321, respectively.

PENSION PLAN

    The Corporation sponsors a defined benefit pension plan for its employees (the "Pension Plan"). An employee is eligible to participate in the Pension Plan upon the completion of one year of service and upon reaching the age of 21. That participation is retroactive to the previous July 1. A participant must complete five years of service before such participant earns a vested interest in accrued retirement benefits, at which time the participant is 100% vested. The Pension Plan is funded solely through contributions made by the Corporation. It is anticipated that this obligation will be funded through the Corporation's future earnings.

    The following table sets forth, as of June 30, 1998 estimated annual pension benefits for individuals at age 65 payable in the form of a life annuity under the most advantageous Pension Plan provisions for various levels of compensation and years of service. The figures in this table are based upon the assumption that the individual is age 65 as of June 30, 1998 with a specified number of years of service as calculated under the Pension Plan.

                            YEARS OF SERVICE
               ------------------------------------------
REMUNERATION      10         20         30         40
-------------  ---------  ---------  ---------  ---------
 $    50,000   $   8,273  $  18,330  $  28,387  $  32,796
      75,000      13,398     29,455     45,512     52,109
     100,000      15,820     33,345     50,870     57,545
     125,000      17,140     34,665     52,190     58,345
     150,000      18,460     35,985     53,510     59,145
     175,000      18,592     36,117     53,642     59,225

    The benefit provided to a participant at normal retirement age (65 or if later, the tenth anniversary of initial date of participation) is generally based on the average of the participant's monthly compensation during which the participant's compensation was highest ("average monthly compensation"). Compensation for this purpose includes all taxable compensation paid to the participant, which includes salary, bonus and restricted stock awards, upon vesting. Compensation for 1998 was limited to $160,000 as stated under Section 401(a)(17) of the Code. The monthly benefit provided to a participant who retires at age 65 is equal to 1.00% of average monthly compensation for each year of service up to a maximum of 30 years plus .65% of average monthly compensation in excess of "covered compensation" (as defined in the Pension
Plan) also multiplied by the participant's number of years of service, up to a maximum of 30, without offset of the participant's anticipated Social Security benefits.

    A participant is eligible for an early retirement benefit upon the attainment of age 62, provided such participant has participated in the Pension Plan for a minimum of seven years. The monthly benefit payable at early retirement is the actuarial value of the participant's accrued benefit. If a participant continues to work beyond age 65, the participant is entitled to the greater of: (i) such participant's benefit taking into account all service and salaries or (ii) the actuarial increase of the benefit that would have been payable had the participant retired on the normal retirement date. In the event of termination of employment for any reason other than death, disability or early or normal retirement, a participant is still entitled to 100% of the participant's accrued normal retirement benefit, provided that the participant is vested.

    The normal form of benefit is a monthly income payable for life. A participant may elect, at the time of retirement, several optional forms of benefits which are the actuarial equivalent of the normal form, such as the joint and survivor benefits for married participants or an actuarially equivalent lump sum payment.

    At June 30, 1998, the estimated credited years of service of Mr. Hage was
27.6 years. Mr. Hage had $160,000 of compensation covered under the Pension Plan during fiscal 1998; however, Mr. Hage's benefits payable under the Pension Plan upon retirement would be limited because his salary level exceeds the maximum covered compensation under the Pension Plan.

    At June 30, 1998, the estimated credited years of service of Mr. Uher was
1.3 years. Mr. Uher had approximately $160,000 projected annual compensation under the Pension Plan based of fiscal 1998.

    At June 30, 1998, the estimated credited years of service of Mr. Bertsch was
7.6 years. Mr. Bertsch had approximately $131,996 projected annual compensation under the Pension Plan based on fiscal 1998.

    At June 30, 1998, the estimated years of service for Mr. Zimmerman was 2.0 years. Mr. Zimmerman had approximately $105,917 projected annual compensation under the Pension Plan based on fiscal 1998.

    At June 30, 1998, the estimated years of service for Mr. Sivertson was 3.5 years. Mr. Sivertson had approximately $110,027 projected annual compensation under the Pension Plan based on fiscal 1998.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Personnel, Compensation and Benefits Committee has furnished the following report on executive compensation:

    Since its inception, the Personnel, Compensation and Benefits Committee of the Board of Directors has been responsible for supervising and recommending for full Board approval the compensation and benefits of the executive officers of the Bank. The Committee has reviewed, at least annually, competitive salary levels at other financial institutions and set salary ranges for executive officer positions based on a philosophy of placing the average of the range in relation to the competitive value of the position. From this reference point, the base salaries of executive officers of the Bank have been set to be commensurate with their experience, scope of duties and responsibilities and overall level of performance.

    At present, the executive compensation program is comprised of salary, bonuses, incentive opportunities in the form of stock options, stock appreciation rights and restricted stock, and miscellaneous benefits typically offered to executives of similar type corporations. Along with other eligible employees, executive officers also participate in a defined benefit retirement program and an Employee Stock Ownership Plan.

    The compensation and bonuses for all executive officers, including the Chief Executive Officer, have been based on the performance of the organization. Specific areas that the Personnel, Compensation and Benefits Committee has reviewed to determine the salary increases are return on assets, interest rate risk measurements, capital ratios, delinquency ratios and regulatory ratings. In addition, during fiscal year 1998, in setting the compensation for the Chief Executive Officer, the Personnel, Compensation and Benefits Committee also took into consideration peer group comparisons of compensation for chief executive officers and the contribution of the Chief Executive Officer to the overall performance of the Bank.

    Annual incentive plans for executive officers and the entire staff of the Bank were developed and implemented in fiscal year 1998. Specific goals for the organization were established along with specific goals for individual departments. This program was developed to enhance shareholder value and enable the organization to attract and retain competent management and employees.

    The foregoing report is furnished by Messrs. Parker (Chairman), Hanson, Pederson and Dr. Koerner.

PERSONNEL, COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS

    As stated above, Messrs. Parker, Hanson, Pederson and Dr. Koerner, comprise the Personnel, Compensation and Benefits Committee of the Board of Directors. No member of the Personnel, Compensation and Benefits Committee of the Board of Directors was an officer, former officer, or employee of the company or any of its subsidiaries during fiscal 1998 or at any other time.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

    The following line graph compares the cumulative total stockholder return on the Corporation's Common Stock to the cumulative total return of the NASDAQ U.S. and Foreign Total Return Index and the NASDAQ Bank Stock Index for the last five years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      TOTAL RETURN TO
       SHAREHOLDERS
June 1993 to June 1998
                                Nasdaq US &
                                    Foreign    Nasdaq Bank   HF Financial
                               Return Index    Stock Index          Corp.
6/30/93                            $100.000       $100.000       $100.000
9/30/93                             108.343        109.311        115.544
12/31/93                            110.509        106.649        104.476
3/31/94                             105.886        105.359        102.715
6/30/94                             100.507        113.730        118.551
9/30/94                             108.993        114.990        134.561
12/31/94                            107.190        106.261        116.312
3/31/95                             116.610        116.337        118.197
6/30/95                             133.299        128.443        150.075
9/30/95                             149.176        144.984        148.486
12/31/95                            150.551        158.250        148.076
3/31/96                             157.858        164.483        136.659
6/30/96                             170.093        167.213        147.239
9/30/96                             175.864        185.026        155.499
12/31/96                            184.314        208.935        171.884
3/31/97                             174.898        224.608        195.194
6/30/97                             206.689        261.363        210.499
9/30/97                             241.921        308.247        259.358
12/31/97                            225.422        349.828        268.050
3/31/98                             264.056        369.818        300.744
6/30/98                             270.628        362.752        349.871

CERTAIN TRANSACTIONS

    The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. Consumer loans to non-officer employees are originated at one percent below Home Federal's quoted interest rate. In addition, in connection with single-family mortgage loans made to non-officer employees, all in-house closing costs, expenses and points are waived. If the employee relationship ceases, the terms of the loan revert back to the terms that would have applied but for the employee-employer relationship. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law requires that all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates. All loans from the Bank to its officers, directors, key employees or their affiliates are approved by the Bank's Loan Committee and ratified by the Bank's Board of Directors.

    The Corporation intends that all transactions between the Corporation or the Bank and its officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Corporation than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of disinterested directors of the Corporation, if any.

    The following table sets forth certain information as to loans made by Home Federal to each of its directors and executive officers whose aggregate indebtedness to Home Federal exceeded $60,000 at any time since June 30, 1997. Unless otherwise indicated, all of the loans are secured loans and all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.

                                                                 LARGEST AMOUNT    BALANCE     INTEREST
                                                                   OUTSTANDING      AS OF     RATE AS OF   MARKET RATE
                                 DATE OF                          SINCE JULY 1,    JUNE 30,     DATE OF        AT
NAME AND POSITION                 LOAN         TYPE OF LOAN           1997           1998     ORIGINATION  ORIGINATION
------------------------------  ---------  --------------------  ---------------  ----------  -----------  -----------
Curtis L. Hage................   08/18/97          Home            $   150,000    $      -0-       7.625%       7.625%
  Chairman, President            12/15/97     Line of Credit       $    19,000    $   17,938      10.750%      10.750%
  and Chief Executive                        Checking Reserve      $     1,600    $      -0-      18.000%      18.000%
  Officer

Michael H. Zimmerman..........   10/27/97     Line of Credit       $    50,000    $   24,436       9.750%       9.750%
  Senior Vice President           11/1/97          Home            $   214,600    $      -0-       7.000%       7.000%
  and Senior Retail                          Checking Reserve      $     1,476    $    1,300      18.000%      18.000%
  Lending Officer

JoEllen G. Koerner............   12/10/97          Home            $   108,750    $      -0-       7.000%       7.000%
  Director                                   Checking Reserve      $       101    $      -0-      18.000%      18.000%

Jeffrey G. Parker.............    1/15/98       Unsecured          $   293,245    $  293,245       9.500%       9.500%
  Director                                    Line of Credit

    At June 30, 1998, Home Federal had approximately $336,919 (or 0.6% of the Corporation's stockholders' equity) of loans to directors, executive officers and affiliates of such persons.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended June 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

           PROPOSAL II--AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    Under the Company's current Certificate of Incorporation, the Company has authority to issue 5,500,000 shares of capital stock of which 5,000,000 shares are authorized shares of Common Stock, par value $.01 per share, and 500,000 share are authorized shares of Preferred Stock, in such series and classes and with such rights, preferences, and limitations as the Board of Directors may designate. As of September 30, 1998, 4,283,958 shares of Common Stock were issued and outstanding. Proposal II recommends to the shareholders an amendment to the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 5,000,000 shares to 10,000,000 shares and thereby increase the number of authorized shares of capital stock of the Company from 5,500,000 shares to 10,500,000 shares. The Board of Directors has unanimously approved the amendment contained in Proposal II.

    The Board of Directors considers Proposal II to be in the best interests of the Company and its shareholders. The proposed increase will ensure that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future transactions approved by the Board of

Directors, including, among others, stock splits, stock dividends, acquisitions, financings and other corporate purposes. The Board of Directors believes that the availability of the additional shares of Common Stock for such purposes without delay or the necessity for a special shareholders' meeting (except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which the Company's securities may then be listed) will be beneficial to the Company by providing it with the flexibility required to consider and respond to future business opportunities and needs as they arise. Currently, the rules of the Nasdaq National Market System, on which the Company's Common Stock is listed, prohibit the Company from issuing of its Common Stock without shareholder approval for such issuance, if the issuance, among other things, (i) would result in a change of control of the Company, (ii) in connection with an acquisition of the stock or assets of another company, would result in the newly issued stock having voting power equal to or in excess of 20% of the voting power outstanding before the issuance of (iii) in connection with a transaction, other than a public offering, at a price less than the greater of (x) book or (y) market value and equals 20% or more of the voting power outstanding before the issuance. It is possible that shares of Common Stock may be issued at a time and under circumstances that may increase or decrease earnings per share and increase or decrease the book value per share of shares of Common Stock presently issued.

    The additional Common Stock to be authorized by the adoption of Proposal II would have rights identical to currently outstanding Common Stock of the Company. The adoption of Proposal II and the issuance of Common Stock authorized thereby would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of outstanding shares of the Company's Common Stock.

           PROPOSAL III--RATIFICATION OF THE APPOINTMENT OF AUDITORS

    The Board of Directors has renewed the Corporation's agreement for McGladrey & Pullen, LLP to be its auditors for the fiscal year ending June 30, 1999, subject to the ratification of the appointment by the Corporation's stockholders. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement.

    The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP as the Corporation's auditors for the fiscal year ending June 30, 1999.

                             STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices, 225 South Main Avenue, Sioux Falls, South Dakota 57104, no later than June 16, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                 ANNUAL REPORT

    The Corporation's Annual Report for the fiscal year ending June 30, 1998, including financial statements, is being mailed with this proxy statement to stockholders entitled to notice of the Meeting. A copy of the Corporation's Annual Report on Form 10-K, including schedules, as filed with the United States Securities and Exchange Commission may be obtained without charge upon written request to Mr. Donald F. Bertsch, Senior Vice President/Chief Financial Officer, HF Financial Corp., P.O. Box 5000, Sioux Falls, SD 57117-5000.

                                 OTHER MATTERS

    The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

    The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors and officers of the Corporation and regular employees of the Bank may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                          By Order of the Board of Directors,

                                          /s/ Donald F. Bertsch

                                          DONALD F. BERTSCH
                                          SECRETARY

Sioux Falls, South Dakota
October 15, 1998

                             REVOCABLE PROXY CARD

                             HF FINANCIAL CORP.
                       ANNUAL MEETING OF STOCKHOLDERS

                              NOVEMBER 18, 1998

          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned hereby appoints, Curtis L. Hage, Paul J. Hallem, JoEllen
G. Koerner, Jeffrey G. Parker, Wm. G. Pederson and Thomas L. Van Wyhe each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on November 18, 1998, at the Best Western Ramkota Inn located at 2400 North Louise Avenue, Sioux Falls, South Dakota at 2:00 p.m., Sioux Falls, South Dakota time, and at any and all adjournments thereof, as specified on the reverse side of this proxy.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREON AND THE APPOINTMENT OF MCGLADREY & PULLEN, LLP. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         (Continued on reverse side)

                                             Please mark your votes as  / X /
                                             indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW, AND THE APPOINTMENT OF MCGLADREY & PULLEN, LLP.

                                                 For all     For all nominees, except
                                                 nominees         as marked below
I.  To elect as directors of all nominees
    listed.                                       / /             / /


INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Robert L. Hanson         Kevin T. Kirby


                                                FOR        AGAINST       ABSTAIN

II.   To approve an amendment to the            / /         / /            / /
      Company's Certificate of Incorporation
      to increase the number of authorized
      shares of common stock, par value $.01
      per share, from 5,000,000 to 10,000,000
      shares.


                                                FOR        AGAINST       ABSTAIN

III.  To ratify the appointment of McGladrey    / /         / /            / /
      & Pullen, LLP as auditors of the
      Corporation for the fiscal year ending
      June 30, 1999.


                                     In their discretion, the proxies are
                                     authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                                     Should the undersigned be present and
                                     elect to vote at the Meeting or at any
                                     adjournment thereof, and after
                                     notification to the Secretary of the
                                     Corporation at the Meeting of the
                                     stockholder's decision to terminate this
                                     Proxy, then the power of such attorneys
                                     and proxies shall be deemed terminated
                                     and of no further force and effect.

                                     The undersigned acknowledges receipt
                                     from the Corporation, prior to the
                                     execution of this Proxy, Notice of the
                                     Annual Meeting, a Proxy Statement dated
                                     October 15, 1998, and the Corporation's
                                     Annual Report to Stockholders for the
                                     fiscal year ended June 30, 1998.

Signature(s)                          Date
            ------------------------       -----------------------

2